Variant Impact Fund

Schedule of Investments

July 31, 2024 - (Unaudited)

	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost/ Principal	Fair Value	Percent of Net Assets
Investments in private investment companies - 17.4%
Real Estate Equity - 1.1%
Conservation Resource Capital VI(c)(d)	-	-	-	-	8/11/2022	-	$1,000,000	$963,370	1.1%
							1,000,000	963,370	1.1
Secondaries - 5.0%
Arena Secondaries and Liquidity Solutions(c)(d)	-	-	-	-	6/17/2024	-	468,151	475,025	0.5
Clean Growth Fund III, LP(c)(d)(h)	-	-	-	-	12/29/2022	-	162,732	99,734	0.1
Clean Growth Fund VI, LP(c)(d)(h)	-	-	-	-	6/10/2022	-	2,057,409	3,537,100	3.9
Fundamental Partners IV LP(c)(d)(h)	-	-	-	-	4/1/2024	-	405,646	560,803	0.6
							3,093,938	4,672,662	5.1
Specialty Finance - 11.4%
Community EM Credit Fund I, LP(c)(d)	-	-	-	-	10/28/2022	-	4,750,000	5,521,548	6.1
CVI Clean Energy Fund C II, LP(c)(d)(h)	-	-	-	-	4/28/2023	-	1,500,000	1,621,425	1.8
Sustainable Growth Fund II SCSp, SICAV, SIF(c)(d)(h)	-	-	-	-	5/8/2023	-	1,973,597	2,587,402	2.9
WindSail Credit QP Fund, LP(c)(d)	-	-	-	-	1/28/2022	-	600,000	401,190	0.4
							8,823,597	10,131,565	11.2
Total investment in private investment companies							12,917,535	15,767,597	17.4

Investment in credit facilities - 52.9%
Real Estate Debt - 2.3%
Almond Estate Company Limited - Adah Gardens 2(a)(f)	30.00% PIK	-	-	-	1/31/2022	12/31/2024	483,000	483,000	0.5
Almond Estate Company Limited - Kitsuru 2 Block A(a)(e)(f)	16.00% PIK	-	-	-	12/15/2021	12/31/2024	689,825	689,825	0.8
Almond Estate Company Limited - Kitisuru 2 Block B(a)(e)(f)	15.66% PIK	-	-	-	11/29/2022	12/31/2024	606,081	606,081	0.7
Star Strong Master, LLC - Alliance Property Group(a)(e)(g)	11.00%	-	-	-	7/12/2022	7/15/2025	250,000	250,000	0.3
							2,028,906	2,028,906	2.3
Real Estate Equity - 6.0%
CRP Affordable Housing Fund, LLC(a)(j)	12.00%	-	-	-	11/1/2021	-	5,450,000	5,450,000	6.0
							5,450,000	5,450,000	6.0
Specialty Finance - 38.1%
A & T Investments SARL(a)(b)(k)(l)	9.72%	EURIBOR - 6 month	8.00%	-	4/16/2024	-	4,905,409	4,978,355	5.5
App Academy Financial II, LLC(a)(b)	12.00%	SOFR 30 Day Avg Month End	8.50%	-	11/30/2022	10/12/2025	6,000,000	6,000,000	6.6
Avista Colombia S.A.S(a)	14.00%	-	-	-	6/21/2022	9/28/2025	982,324	982,324	1.1
Cauris Series LLC - Africa Capital Series 2022(a)(b)	16.34%	SOFR - 1 month	11.00%	-	6/28/2024	9/4/2024	2,000,000	2,000,000	2.2
CDXFI Specialty Finance, LLC(a)(h)(n)	Blended	-	-	-	9/18/2023	8/25/2026	775,000	775,000	0.9
CIBANCO, S.A. Institución De Banca Múltiple(a)(f)	14.55%, 3.00% PIK	-	-	-	4/5/2023	3/27/2027	285,304	285,304	0.3
Derivation Funding, LLC(a)(b)(o)	15.34%	SOFR 30 Day Avg Month End	10.00%	-	8/9/2022	8/9/2025	2,268,741	1,899,004	2.1
Envest (Canada) Holdings Corp.(a)(e)(f)	14.00%, 2.00%PIK	-	-	-	11/30/2022	11/30/2024	1,047,200	1,047,200	1.2
Jali Finance Ltd.(a)(b)	16.34%	SOFR 30 Day Avg Month End	11.00%	-	12/13/2022	12/13/2025	2,344,045	2,344,045	2.6
Osprey AV I, LLC(a)(h)	13.25%	-	-	-	6/14/2023	6/12/2026	3,149,620	3,149,620	3.6
Osprey AV II, LLC(a)(b)(h)	11.34%	SOFR 30 Day Avg Month End	6.00%	-	10/5/2023	8/21/2026	1,657,500	1,657,500	1.8
RKB Bridge Solutions, LLC(a)(b)(h)	9.75%	SOFR 30 Day Avg Month End	6.75%	-	4/21/2022	3/31/2025	1,912,410	1,912,410	2.1
SixPoint Capital Management(a)(b)(h)	17.34%	SOFR - 1 month	12.00%	-	11/28/2023	10/17/2028	949,500	949,500	1.1
Star Strong Master, LLC - Blace, LLC(a)(e)(g)	11.60%	-	-	-	11/17/2022	10/31/2025	489,717	489,717	0.5
Star Strong Master, LLC - Chasm (a)(e)(g)(h)	11.00%	-	-	-	1/8/2024	1/8/2025	785,000	785,000	0.9
Star Strong Master, LLC - Naboso Technology Inc.(a)(e)(g)	12.40%	-	-	-	12/14/2021	3/31/2025	471,933	471,933	0.5
Star Strong Master, LLC - Paperstack Capital, LLC(a)(e)(g)	12.92%	-	-	-	11/21/2022	1/10/2025	464,000	464,000	0.5
Star Strong Master, LLC - Prepped, Inc.(a)(e)(g)	11.12%	-	-	-	3/25/2022	12/31/2025	164,427	164,427	0.2
Star Strong Master, LLC - The Black Box Project, LLC(a)(e)(g)	11.49%	-	-	-	4/29/2022	10/31/2024	123,300	123,300	0.1
Star Strong Master, LLC - The Financial Gym Inc.(a)(e)(g)	11.32%	-	-	-	3/7/2022	2/27/2026	466,500	466,500	0.5
Stride Alternative Education Fund 1(a)(o)	17.00%	-	-	-	6/13/2022	6/10/2029	682,000	157,663	0.2
Zanifu Limited(a)(b)(h)	18.34%	SOFR 30 Day Avg Month End	13.00%	-	4/18/2023	4/17/2026	3,238,030	3,238,030	3.6
							35,161,960	34,340,832	38.1
Trade Finance - 3.3%
Drip Capital SPV Vasco, LLC - Series 2023-AW(a)	9.00%	-	-	-	11/1/2023	12/1/2024	1,000,000	1,000,000	1.1
Drip Capital SPV Vasco, LLC - Series 2024-J(a)	9.00%	-	-	-	3/5/2024	10/5/2024	1,000,000	1,000,000	1.1
Drip Capital SPV Vasco, LLC - Series 2024-T(a)	9.50%	-	-	-	4/5/2024	11/5/2024	1,000,000	1,000,000	1.1
							3,000,000	3,000,000	3.3
Transportation Finance - 1.0%
Inclusion South Africa Proprietary Limited(a)(b)(g)	17.84%	SOFR - 1 month	12.50%	-	9/27/2022	9/23/2025	948,750	948,750	1.0
							948,750	948,750	1.0
Warehouse Facilities - 2.2%
Sunnova TEP Holdings, LLC(a)(b)	14.84%	SOFR - 3 month	9.51%	-	12/8/2023	11/20/2025	2,000,000	2,000,000	2.2
							2,000,000	2,000,000	2.2
Total investment in credit facilities							48,589,616	47,768,488	52.9

Investment in special purpose vehicles - 2.7%
Real Estate Debt - 1.1%
Greystone Monticello Funding SH-66-B LLC(c)(d)	-	-	-	-	6/28/2023	-	1,000,000	1,012,092	1.1
							1,000,000	1,012,092	1.1
Special Finance - 1.6%
Upper90 Crusoe Loan II SPV LLC(c)(d)	-	-	-	-	5/28/2024	-	1,450,055	1,465,031	1.6
							1,450,055	1,465,031	1.6
Total investment in special purpose vehicles							2,450,055	2,477,123	2.7

Investment in direct equities - 0.2%
Specialty Finance - 0.2%
Star Strong Funding, LLC(a)(i)	-	-	-	-	4/27/2022	-	52,000	200,141	0.2
							52,000	200,141	0.2
Transportation Finance - 0.0%
Inclusion South Africa Proprietary Limited(a)(i)(m)	-	-	-	-	9/27/2022	-	-	3,069	0.0
							-	3,069	0.0
Total investment in direct equities							52,000	203,210	0.2

Investments in money market instruments - 24.5%
Fidelity Government Portfolio, Institutional Class(p)	5.20%	-	-	153,684	-	-	153,684	153,684	0.2
Goldman Sachs Financial Square Government Fund, Institutional Shares(p)	5.28%	-	-	21,997,982	-	-	21,997,982	21,997,982	24.3
Total investment in money market instruments							22,151,666	22,151,666	24.5

Total Investments (cost $86,160,872)								$88,368,084	97.7
Other assets less liabilities								2,039,689	2.3
Net Assets								$90,407,773	100.0%

FUTURES CONTRACTS

		Number of		Value at	Unrealized
	Expiration	Contracts	Notional	July 31,	Appreciation
	Date	Long (Short)	Value	2024	(Depreciation)
Foreign Exchange Futures
CME Euro Dollar	September 2024	(57)	$(7,686,028)	$(7,730,625)	$(44,597)
TOTAL FUTURES CONTRACTS			$(7,686,028)	$(7,730,625)	$(44,597)

See accompanying Notes to Schedule of Investments.

Investments Abbreviations:

SOFR - Secured Overnight Financing Role

CME - Chicago Mercantile Exchange

EURIBOR - Euro Interbank Offered Rate

(a)	Value was determined using significant unobservable inputs.
(b)	Variable rate security. Rate shown is the rate in effect as of July 31, 2024.
(c)	Private investment company or special purpose vehicle does not issue shares or units.
(d)	Investment valued using net asset value per share (or its equivalent) as a practical expedient. See Note 1 for respective investment categories and redemptive restrictions.
(e)	This investment is structured with a profit sharing component, which includes a portion that is variable based on certain performance milestones of the underlying collateral. The rate disclosed as of July 31, 2024 is the effective rate.
(f)	This security has a component of paid-in-kind (PIK) interest. This indicates that either a part or all of the interest accrued within a period may be capitalized into the principal balance of the security or interest is collected periodically with no specific terms.
(g)	This investment was made through a participation.
(h)	This investment has been commited to but has not been fully funded by the Fund as of July 31, 2024.
(i)	This investment was acquired at zero cost through the structuring of another security.
(j)	Each top-up participating note has a 12-month lock-up period with a maturity date defined as 15 years from the date of issuance. Early redemptions are permitted with a 60 day written notice for a withdrawal date of June 30 or December 31 of each calendar year.
(k)	This investment has a six-month lock-up with a maturity date defined as the earlier of i) the third anniversary of the origination date, ii) three to nine months after rendering a partial or full redemption notice subject to the six-month lock-up, iii) a mandatory early redemption event as declared by the issuer, or iv) the date falling immediately after a Winddown Period (thirty months following issuance date) expires.
(l)	This investment has a variable interest rate calculated with a base interest of 8%, adjusted by a commitment fee based on the outstanding par value, plus 1.8%, and less the delta between the 6M EURIBOR rate and 6M SOFR rate.
(m)	This investment is a grant. The grant can be exercised at 200 EUR when an equity investment is made by the participation through Rivonia Road Capital, LLC.
(n)	This security has a blended interest rate of 13.25% for draws before November 1, 2023 and 13.09% for draws on or after November 2, 2023.
(o)	The accrual on this security is currently set to zero as it is non-income producing. The rate disclosed as of July 31, 2024 is the base rate.
(p)	Rate listed is the annualized 7-day effective yield at July, 31, 2024.

Variant Impact Fund

Portfolio Allocation

July 31, 2024 - (Unaudited)

Investment Type as a Percentage of Total Net Assets As Follows:

Security Type/Sector	Percent of Total Net Assets
Credit Facilites	52.9%
Money Market Instruments	24.5%
Private Investment Companies	17.4%
Special Purpose Vehicles	2.7%
Direct Equities	0.2%
Total Investments	97.7%
Other assets less liabilities	2.3%
Total Net Assets	100.0%

Variant Impact Fund

Notes to Schedule of Investments

July 31, 2024 (Unaudited)

1. Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Some or all of the interest payments of a loan or preferred equity may be structured in the form of PIK, which accrues to cost and principal on a current basis but is generally not paid in cash until maturity or some other determined payment date. Interest payments structured in the form of PIK are subject to the risk that a borrower could default when actual cash interest or principal payments are due. Dividends are recorded on the ex-dividend date and interest is recognized on an accrual basis. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Distributions to Shareholders

Distributions are paid at least quarterly on the shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders. Distributions to shareholders are recorded on the ex-dividend date. The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s tax year. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Valuation of Investments

The Fund calculates its NAV as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

In December 2020, the SEC adopted a rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). The Valuation Procedures provide that the Fund will value its investments at fair value. The Board has delegated the day-to-day responsibility for fair value determinations in accordance with the Valuation Procedures to the Investment Manager (the “Valuation Designee”), subject to oversight by the Board.

Short-term securities, including bonds, notes, debentures and other debt securities, such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with maturities of 60 days or less, for which reliable market quotations are readily available shall each be valued at current market quotations as provided by an independent pricing service or principal market maker. Money market funds will be valued at NAV.

For equity, equity-related securities, and options that are freely tradable and listed on a securities exchange or over-the-counter market, the Fund fair values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund will use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

Variant Impact Fund
Notes to Schedule of Investments
July 31, 2024 (Unaudited) (continued)

Any direct equities held by the Fund in private investment or operating companies are valued using (a) readily available market quotations or (b) market value for securities with similar characteristics or (c) fair value methodologies approved by the Board in a manner that seeks to reflect the market value of the security on the valuation date based on considerations determined by the Valuation Designee.

Fixed income securities (other than the short-term securities as described above) shall be valued by (a) using readily available market quotations based upon the last updated sale price or (b) by a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (c) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Manager not to reflect the market value, the Valuation Designee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. The credit facilities the Fund invest in generally do not have a readily available external price. Under these circumstances, the Valuation Designee determines in good faith that cost is the best fair value for such securities in absence of material changes in market interest rates, the facility’s pledged collateral, and/or the borrower’s ability to pay. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

Prior to investing in a wide range of private investment companies (“Underlying Fund(s)”), the Investment Manager will conduct an initial due diligence review of the valuation methodologies utilized by the Underlying Fund, which generally shall be based upon readily observable market values when available, and otherwise utilize principles of fair value that are reasonably consistent with those used by the Fund for valuing its own investments. Subsequent to investment in an Underlying Fund, the Investment Manager will monitor the valuation methodologies used by each Underlying Fund. The Fund bases its NAV on valuations of its interests in Underlying Funds provided by the managers of the Underlying Funds and/or their agents. These valuations involve significant judgment by the managers of the Underlying Funds and may differ from their actual realizable value. Under certain circumstances, the Valuation Designee may modify the managers’ valuations based on updated information received since the last valuation date. The Valuation Designee may also modify valuations if the valuations are deemed to not fully reflect the fair value of the investment. Valuations will be provided to the Fund based on interim unaudited financial records of the Underlying Funds, and, therefore, will be estimates and may fluctuate as a result. The Board and the Valuation Designee may have limited ability to assess the accuracy of these valuations.

In circumstances in which market quotations are not readily available or are deemed unreliable, or in the case of the valuation of private, direct investments, such investments may be valued as determined in good faith using methodologies approved by the Board. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Valuation Designee of any information or factors deemed appropriate. The Valuation Designee may engage third party valuation consultants on an as-needed basis to assist in determining fair value.

Fair valuation involves subjective judgments, and there is no single methodology for determining the fair value of an investment. The fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment. Fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investment. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier. Prospective investors should be aware that situations involving uncertainties as to the value of investments could have an adverse effect on the Fund’s NAV if the judgments of the Board or the Valuation Designee regarding appropriate valuations should prove incorrect.

Foreign Currency Exchange Future Contracts

The Fund may utilize foreign currency future contracts (“contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counter-parties to these contracts are major U.S. financial institutions. As of July 31, 2024, the Fund had 57 outstanding futures contracts sold short. Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Variant Impact Fund
Notes to Schedule of Investments
July 31, 2024 (Unaudited) (continued)

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using quoted exchange rates prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the risk of both the borrower and the institution selling the participation.

Federal Income Taxes

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. Although the Fund did not so qualify for its first tax year ended April 30, 2022, the Fund did so qualify for its tax year ended April 30, 2024. The Fund utilizes a tax-year end of April 30 and the Fund’s income and federal excise tax returns and all financial records supporting the 2022, 2023, and 2024 returns are subject to examination by the federal and Delaware revenue authorities. So long as the Fund qualifies as a regulated investment company, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of April 30, 2024.

Variant Impact Fund
Notes to Schedule of Investments
July 31, 2024 (Unaudited) (continued)

2. Fair Value of Investments

(a) Fair value - Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•	Level 2 – Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

•	Level 3 – Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in private investment companies measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

(b) Fair Value – Valuation Techniques and Inputs

When determining fair value, the Fund uses valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

Investments in Private Investment Companies

The Fund values private investment companies using the NAVs provided by the underlying private investment companies as a practical expedient. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Fund as specified in the respective agreements. Generally, the Fund is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time. The management agreements of the private investment companies provide for compensation to the managers in the form of fees ranging from 0% to 1.75% annually of net assets and performance incentive allocations or fees ranging from 0% to 20% on net profits earned.

Variant Impact Fund
Notes to Schedule of Investments
July 31, 2024 (Unaudited) (continued)

Investments in Credit Facilities

The Fund has invested in credit facilities that are either secured by the borrower’s assets or are unsecured in nature. The credit facilities have been made directly or through participation with private investment or operating companies. The cost of investments in credit facilities generally represents the fair value of the investment. These investments are monitored and adjusted accordingly for certain changes, such as (i) a material change in interest rates for similar notes or (ii) if the Investment Manager becomes aware of a fundamental change that has not been reflected in the cost such as collectability or other credit issues.

For credit facilities where cost does not reflect fair value, the Fund determined its fair value through a discounted cash flow or market approach method as of July 31, 2024. The methodology applied is based on the structure of the credit facility, the type of collateral pledged to the facility, and the information available on the pledged assets. The discounted cash flow method is based on the future cash flows generated by the underlying collateral, which are discounted to present value using an appropriate rate of return. Adjustments may be made based on expected performance and other market-based inputs. The market approach method is based on the relevant market value of the underlying asset and is generally adjusted for factors such as lack of marketability, lack of control, or recoverability percentage. When appropriate, the adjusted value may be present valued using a relevant rate of return. Investments in credit facilities are categorized in Level 3 of the fair value hierarchy.

Investments in Special Purpose Vehicles

Special purpose vehicles (“SPV”) consist of an investment by the Fund in an entity that invests directly or indirectly in a note secured by expected value of contingency fees received real estate. The debt offerings are short-term in nature and carry a fixed interest rate. During the period ended July 31, 2024, the Investment Manager determined there were minimal credit impairments. Investments in SPV are generally measured based on NAV as a practical expedient.

Investments in Direct Equities

As a part of some of the credit facilities, the Fund receives direct equity in the private investments or operating companies of the borrower via common stock shares, warrants, or profit-sharing instruments. The Fund has determined to value its investments in direct equities through a discounted cash flow or market approach method as of July 31, 2024. Investments in direct equities are categorized in Level 3 of the fair value hierarchy.

(c) Fair Value - Hierarchy

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of July 31, 2024.

Investments	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value	Total
Private Investment Companies	$-	$-	$-	$15,767,597	$15,767,597
Credit Facilities	-	-	47,768,488	-	47,768,488
Special Purpose Vehicles	-	-	-	2,477,123	2,477,123
Direct Equities	-	-	203,210	-	203,210
Short-Term Investments	22,151,666	-	-	-	22,151,666
Total Investments	$22,151,666	$-	$47,971,698	$18,244,720	$88,368,084

Other Financial Instruments[1]
Future Contracts	(44,597)	-	-	-	(44,597)
Total Assets	$22,107,069	$-	$47,971,698	$18,244,720	$88,323,487

[1]	Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Variant Impact Fund
Notes to Schedule of Investments
July 31, 2024 (Unaudited) (continued)

(d) Fair Value - Changes in Level 3 Measurements

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy as of period ended July, 31, 2024:

	Credit Facilities	Direct Equities
April, 30, 2024	$43,604,008	$203,210
Realized gains (losses)	-	-
Change in Unrealized gains (losses)	(300,667)	-
Transfer into level 3	-	-
Transfer out of level 3	-	-
Recategorized	-	-
Purchases	6,962,413	-
Sales	(2,497,266)	-
July, 31, 2024	$47,768,488	$203,210
Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at July, 31, 2024	$(300,667)	$-

Variant Impact Fund
Notes to Schedule of Investments
July 31, 2024 (Unaudited) (continued)

(e) Fair Value - Significant Unobservable Inputs

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of July, 31, 2024:

Investment Category	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs	Weighted Average[1]	Impact on Valuation from an increase in Input
Credit Facilities	$47,610,825	Market Approach	Recent transaction price	$100.00	$100.00	Increase
			Recovery %	61.74%	61.74%	Increase

	$157,663	Income Approach	Discount Rate	14.00% - 25.00%	24.16%	Decrease
Direct Equities	$203,210	Market Approach	Discount Rate	20.00%	20.00%	Decrease
			Growth Rate	3.00%	3.00%	Increase
			Ownership %	1.95%	1.95%	Increase
			Market Multiple	8.15x	8.15x	Increase
			Exercise Price	EUR 200	EUR 200	Decrease

[1]	Unobservable inputs were weighted by the fair value of the instruments as of period ended July, 31, 2024